Exhibit 10(a)

CONFIDENTIAL

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Securities and Exchange Commission.

Amendment One to Master Services Agreement

Between

ADVO, Inc. – Affinity Express, Inc.

THIS CONTRACT AMENDMENT ONE (this “Amendment”) is entered into as of December 11, 2006 (the “Effective Date”) between ADVO, Inc. a Delaware Corporation having its principal offices at One Targeting Centre, Windsor CT 06095 (“ADVO”), and Affinity Express, Inc., a Delaware Corporation having its principal office at 2200 Point Blvd., Suite 130, Elgin, IL 60123 (“AE”) or as mutually referred to as the (“Parties”) is intended to amend certain terms and conditions contained in the original Master Services Agreement dated April 24th, 2006.

The terms of this Amendment are intended to modify the terms of the Master Services Agreement (“MSA”), and to be interpreted in a manner consistent with the MSA. However, where a right or duty described in this Amendment directly conflicts with a right or duty described in the MSA, and is therefore incapable of interpretation consistent with the MSA, then the right or duty described in this Amendment shall prevail.

ADVO and Affinity Express have agreed to the following Fixed Fee Ramp Plan (table 1.0). The payments to AE will be adjusted accordingly to the actual progress toward moving work from the hubs to Affinity Express. [***] If the transition plan is accelerated, both parties agree to make an appropriate adjustment to the scheduled monthly payments to Affinity Express, [***]

Table 1.0 (Fixed Fee Ramp Plan)

Month/Year	Payment to AE	Transition plan

[***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]	[***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]	[***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

[***]

[***]

[***]:

[***]

Table 2.0 [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

[***]

Waiver

In consideration of the changes to the MSA and the credits described in this Amendment, ADVO and Affinity each agree to waive any and all claims or penalties that may have arisen or may be due the other party associated with the non-waiving party’s execution of its obligations under the Master Services Agreement up to the date of this Amendment.

Pricing Review

During the remaining ramp phase of this project ADVO and Affinity Express agree to review the current pricing and workflow associated with the actual work being performed

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

by Affinity on each category of work, and shall together, in good faith, endeavor to agree upon appropriate changes.

No Other Changes

Except as expressly modified by this Amendment, the MSA continues in full force and effect between the parties. All rights accorded each party under the MSA continue unaffected except as expressly waived or modified herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

ADVO, INC.		AFFINITY EXPRESS, INC.

By:	/s/ JEFF EPSTEIN	By:	/s/ JAMES DALEEN
Name: Jeff Epstein		Name: James Daleen
Title: Chief Financial Officer		Title: Chief Executive Officer